As filed with the Securities and Exchange Commission, via EDGAR on March 27, 1997

                                                Registration No.  333 -333-23753



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------
                         PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                              --------------------

                             RCM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                  Nevada                                       7363                                      95-1480559
                  ------                                     --------                                    ----------

     (State or other jurisdiction of          (Primary Standard Classification Code        (I.R.S. Employer Identification No.)
      incorporation or organization)                         Number)
                                                       2500 McClellan Avenue
                                                             Suite 350
                                                 Pennsauken, New Jersey 08109-4613

        ---------------------------------------------------------------

               (Address, including zip code, and telephone number,
            including area code, of registrant's principal executive
                    office and principal place of business)

                                 Mr. Leon Kopyt
                              2500 McClellan Avenue
                                    Suite 350
                        Pennsauken, New Jersey 08109-4613
                                 (609) 486-1777

        ---------------------------------------------------------------

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 with a copy to:


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
         Stephen M. Cohen, Esquire                           Mark K. Kessler, Esquire
Buchanan Ingersoll Professional Corporation            Wolf, Block, Schorr and Solis-Cohen
      Eleven Penn Center, 14th Floor                      Twelfth Floor Packard Building
            1835 Market Street                         S.E. Corner 15th & Chestnut Streets
          Philadelphia, PA 19103                              Philadelphia, PA 19102
              (215) 665-3873                                      (215) 977-2576
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                              --------------------

         Approximate date of proposed sale to the public: As soon as practicable following effectiveness of this Registration Statement.

                              --------------------

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement in the same offering: [ ] ____________________

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]____________________

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]




                              -------------------


The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Pennsauken, New Jersey on March 27, 1997.



                                         RCM TECHNOLOGIES, INC.


                                         By: /s/ Leon Kopyt
                                             -----------------------------------
                                             Leon Kopyt
                                             President and Chief Executive
                                              Officer

                                         By: /s/ Stanton Remer
                                             -----------------------------------
                                             Stanton Remer
                                             Treasurer, Secretary and Chief
                                             Financial Officer





         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.



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

         Signature                      Title                                Date
         ---------                      -----                                ----

         /s/ Leon Kopyt                  Chairman, Chief Executive          March 27, 1997
-------------------------------------    Officer, President and
         Leon Kopyt                      Director (principal executive
                                         officer)

                *                        Chief Operating Officer,
-------------------------------------    Executive Vice President and
         Barry S. Meyers                 Director

                *                        Executive Vice President and
-------------------------------------    Director
         Martin Blaire

                *                        Chief Financial Officer,
-------------------------------------    Treasurer, Secretary and
         Stanton Remer                   Director (principal financial
                                         and accounting officer)

                *                        Director
-------------------------------------
         Norman S. Berson

                *                        Director
-------------------------------------
         Robert B. Kerr

                *                        Director
-------------------------------------
         Woodrow B. Moats, Jr.

* Power of Attorney previously filed under the Registration Statement on Form S-1, filed March 21, 1997.

*        /s/ Leon Kopyt
     --------------------------------
         Leon Kopyt
         Attorney-in-fact

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